Exhibit 10.4

As of August 13, 2012

Kenneth D. Trbovich
2370 Lewis Road
South Wales, NY 14139-9711

Dear Mr. Kenneth D. Trbovich:

You and Servotronics, Inc. (the “Company”) are parties to an Employment Agreement, dated June 15, 2012 pursuant to which you are employed by the Company.  This letter confirms such Employment Agreement and subsequent ratification.

This letter will also confirm your agreement and that of the Company (pursuant to a resolution of the Board of Directors passed at a meeting held on August 13, 2012) to amend Paragraph 3 of the Agreement to delete “$107,500.00” and insert in its place “$130,000.00” (effective May 1, 2012) subject to your acceptance which will be indicated by your signature below.

If the foregoing meets with your approval and you are willing to become bound hereby, will you please sign and return to the undersigned the enclosed copy of this letter.

Very truly yours,

SERVOTRONICS, INC.

Bernadine E. Kucinski,
Assistant Corporate Secretary.

ACCEPTED AND AGREED

Kenneth D. Trbovich                                                      As of August 13, 2012
Kenneth D. Trbovich                                                      Date